UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2020
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SEACOR Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation)	1-12289 (Commission File Number)	13-3542736 (I.R.S. Employer Identification No.)

2200 Eller Drive
Fort Lauderdale, Florida, 33316
(Address of Principal Executive Offices) (Zip Code)
(954) 523-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2020, the Compensation Committee of the Board of Directors approved year-end compensation amounts for the named executive officers of SEACOR Holdings Inc. (the “Company”). The bonus amount approved for each named executive officer represents an amount determined under the Company’s Management Incentive Plan based on Company and individual performance and, with respect to Messrs. E. Fabrikant, Long and Weins, was enhanced taking into account the additional time and effort expended by such executives in connection with the anticipated transaction with American Industrial Partners (the “Closing”). For Messrs. E. Fabrikant, Long and Weins, 70% of the bonus amount will be paid on or within 30 days following the Closing, subject to continued employment through the Closing, and the remaining 30% will be paid on or about December 30, 2021, subject to continued employment through such date. Mr. C. Fabrikant’s bonus amount will be paid 100% on or within 30 days following the Closing, subject to his continued employment through the Closing. If a named executive officer’s employment is terminated by the Company without “cause” prior to December 30, 2021 (or, with respect to Mr. C. Fabrikant, prior to the Closing), then such executive will be paid any then-unpaid portion of his bonus amount within 60 days following the termination date.

The bonus amount approved for each named executive officer is set forth in the table below:

Name and Principal Position	Bonus ($)
Charles Fabrikant	$1,000,000
Executive Chairman & Chief Executive Officer
Eric Fabrikant	$2,200,000
Chief Operating Officer
Bruce Weins	$600,000
Senior Vice President & Chief Financial Officer
William C. Long	$675,000
Executive Vice President, Chief Legal Officer & Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR HOLDINGS INC.

Date: December 29, 2020	By:	/s/ William C. Long
Name: William C. Long Title: Executive Vice President, Chief Legal Officer and Corporate Secretary